SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
AMERITAS CORE STRATEGIES PORTFOLIO

Prospectus dated: April 30, 2009
Date of Supplement: December 16, 2009

The following changes become effective April 30, 2010 unless otherwise noted.

Under “Objective” on page 2, add the following to the end of the first sentence:

…, using the Portfolio’s corporate responsibility standards and strategies.

Under “Principal Investment Strategies” on page 2, remove the last sentence of the second paragraph.

After the last paragraph under “Principal Investment Strategies” on page 3, add the following:

The Portfolio seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Portfolio may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Enhanced engagement will encourage selected companies in the Portfolio’s portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway.

Investments for the Portfolio are selected for financial soundness as well as evaluated according to the Portfolio’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investment for the Portfolio must be consistent with the Portfolio’s current financial criteria and threshold responsibility standards. The Portfolio has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Portfolio:

The Portfolio will seek to avoid interesting in companies that manufacture tobacco products.

The Portfolio will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

The Portfolio will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

See “Investment Selection Process” below.

After “Glossary of Certain Investment Risks” on page 9, add the following:

Investment Selection Process
In seeking the Portfolio’s investment objective, investment for the Portfolio are selected for financial soundness as well as evaluated according to the Portfolio’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investment for the Portfolio must be consistent with the Portfolio’s current financial criteria and threshold responsibility standards, the application of which is in the economic interest of each portfolio company and its shareholders, and of the Portfolio.

The Portfolio has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Portfolio:

The Portfolio will seek to avoid investing in companies that manufacture tobacco products.

The Portfolio will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

The Portfolio will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

Investments in fixed income securities for the Portfolio may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Portfolio’s threshold responsibility standards and if it is not found to meet those standards, the security will be sold per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Portfolio’s threshold responsibility standards apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

The Portfolio may invest in ETFs for the limited purpose of managing the Portfolio’s cash position consistent with the Portfolio’s applicable benchmark. The ETFs in which the Portfolio may invest will not be screened and will not be required to meet the threshold responsibility standards otherwise applicable to investments made by the Portfolio. In addition, the ETFs in which the Portfolio may invest may hold securities of companies or entities that the Portfolio could not invest in directly because such companies or entities do not meet the Portfolio’s threshold responsibility standards. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Portfolio meet its investment objective by obtaining market exposure to securities in the Portfolio’s applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Portfolio does not constitute endorsement of validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio’s threshold responsibility standards.

Sustainable and Responsible Investment
As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Portfolio acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing their industry. Enhanced engagement for the Portfolio will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and sustainability performance continue to lag their peers. Engagement will urge companies to improve their environmental, social and governance performance and to pursue sustainability leadership opportunities where possible.

As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert. All threshold responsibility standards may be changed by the Board of Directors without shareholder approval.

SAGETMEnhanced Engagement Strategy
Under Calvert’s SAGE (“Sustainability Achieved through Greater Engagement”) strategy, the Portfolio may invest in a full range of companies consistent with its threshold responsibility standards. These companies may be emerging sustainability leaders and/or entities which have yet to make significant progress but have the potential to do so.

As the Portfolio’s investment advisor, Calvert will use the SAGE process to identify and selects companies for focused engagement and to determine tangible objectives to pursue with each. Engagement will focus on (1) addressing legacy and/or current issues lacking sufficient focus, commitment and/or concrete performance and (2) encouraging further progress in areas of improvement and emerging leadership. The level of engagement employed by Calvert for a specific company may vary based on the company’s progress on these issues.

Calvert’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies. If a company fails to make sufficient progress in its commitments with respect to environmental, social and governance issues in response to Calvert’s engagement approach, the Portfolio may divest that company’s security from the portfolio at a time that is in the best interest of the Portfolio’s shareholders.

Under “Subadvisor and Portfolio Mangers” on page 10, remove reference to William V. Fries as he will no longer serve as a member of the portfolio management team as of January 1, 2010.